UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Priveterra Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2023

PRIVETERRA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 SE 2nd Street, Suite 600 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 220-9229

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PMGMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PMGM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PMGMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The special meeting (the “Meeting”) of Priveterra Acquisition Corp. (“Priveterra” or the “Company”) which was originally scheduled for Tuesday, January 24, 2023 has been postponed to Monday, February 6, 2023 in order to allow additional time for the Company to engage with its shareholders.

All Company shareholders of record as of the close of business on December 21, 2022 are entitled to vote at the Meeting. Company shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies submitted by shareholders prior to the Meeting will continue to be valid for purposes of the rescheduled Meeting. Any shareholder that has already submitted a request to redeem their public shares, may withdraw such requests at any time prior to the Meeting, or such other date as the chairman of the board of directors may determine to be the deadline for accepting withdrawals of such redemption requests. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares.

If stockholders have any questions or need assistance, please call the Company’s proxy solicitor, D.F. King & Co. Inc. at (866) 796-7186 (toll free) or by email at PMGM@dfking.com.

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) in connection with the Meeting and, beginning on December 23, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the December 21, 2022 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K, filed with the SEC on March 28, 2022, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Priveterra Acquisition Corp., Attn: Secretary, 300 SE 2nd Street, Suite 600, Fort Lauderdale, FL 33301.

AEON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interest in the proposed Merger will be contained in the S-4 Registration Statement when available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events involving, or future performance of, the Company or AEON. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and AEON and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Merger; (ii) the outcome of any legal proceedings that may be instituted against the Company, AEON, the combined company or others following the announcement of the Merger and any definitive agreements with respect thereto; (iii) the inability to complete the Merger due to the failure to obtain approval of the stockholders of the Company or AEON or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (v) the ability to meet stock exchange listing standards following the consummation of the Merger; (vi) the risk that the Merger disrupts current plans and operations of AEON as a result of the announcement and consummation of the Merger; (vii) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, the ability to identify, develop and commercialize product candidates, the initiation, cost, timing, progress or results of current or planned preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including related milestones, the plans, strategies and objectives of management for future operations, the beliefs and assumptions of management regarding future events, potential markets or market size, or technological developments, competition and advancement of research and development activities in the biopharma industry, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees, costs related to the Merger, changes in applicable laws or regulations, the possibility that AEON or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (viii) AEON’s estimates of expenses and profitability, the evolution of the markets in which AEON competes, the ability of AEON to implement its strategic initiatives and continue to innovate its existing product candidates, the ability of AEON to defend its intellectual property and satisfy regulatory requirements, the impact of the COVID-19 pandemic on AEON’s business; and (ix) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated February 11, 2021, relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to the Company’s stockholders and related S-4 Registration Statement, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVETERRA ACQUISITION CORP,

By:	/s/ Robert J. Palmisano
	Name:	Robert J. Palmisano
	Title:	Chairman and Chief Executive Officer

Dated: January 23, 2023